UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22444

Western Asset High Yield Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	August 31

Date of reporting period:	November 30, 2012

ITEM 1.                                                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

FORM N-Q

NOVEMBER 30, 2012

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 85.7%
CONSUMER DISCRETIONARY — 19.9%
Auto Components — 0.6%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	380,000		$387,600
Europcar Groupe SA	11.500%	5/15/17	350,000	EUR	452,917	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,540,000	EUR	1,627,314	(a)
Total Auto Components					2,467,831
Automobiles — 0.7%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	2,260,000		2,500,125
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	430,000		485,900	(a)
Total Automobiles					2,986,025
Diversified Consumer Services — 1.2%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	800,000		820,000	(a)
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,079,000	GBP	1,786,633	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,030,000		1,102,100
ServiceMaster Co., Senior Notes	8.000%	2/15/20	580,000		593,050
ServiceMaster Co., Senior Notes	7.000%	8/15/20	980,000		964,075	(a)
Total Diversified Consumer Services					5,265,858
Hotels, Restaurants & Leisure — 8.8%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	950,000		992,750	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,029,770		922,314	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	740,000		749,250
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	890,000		881,100	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,100,000		849,750
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	3,000,000		3,238,125
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,130,000		1,245,825	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,120,000		1,125,600	(a)
CKE Restaurants Inc., Senior Secured Notes	11.375%	7/15/18	2,396,000		2,782,355
Codere SA, Senior Secured Notes	8.250%	6/15/15	2,000,000	EUR	2,080,881	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,090,000		1,193,550	(a)
Gala Group Finance PLC, Senior Secured Notes	8.875%	9/1/18	1,410,000	GBP	2,321,156	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,000,000		2,760,000	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,050,000		1,118,250	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	1,000,000		1,036,250	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,250,000		1,306,250
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	2,700,000		2,578,500	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	6,270,000		6,951,862
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	295,000		317,863	(a)
Seneca Gaming Corp., Senior Notes	8.250%	12/1/18	1,410,000		1,476,975	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,570,000		1,640,650
Total Hotels, Restaurants & Leisure					37,569,256
Household Durables — 1.3%
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	4,500,000		4,522,500
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	950,000		969,000	(a)
Total Household Durables					5,491,500

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Media — 5.0%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	430,000		$462,250
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	1,610,000		1,344,350	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	820,000		828,200	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	380,000		380,000	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	760,000		748,600
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	110,000		106,700
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,500,000		1,612,500
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,080,000		1,017,900	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000		960,000	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	4,631,000		4,098,435	(a)
Polish Television Holding BV, Senior Secured Notes, step bond	11.250%	5/15/17	1,600,000	EUR	2,232,786	(a)
Polish Television Holding BV, Senior Secured Notes, step bond	11.250%	5/15/17	600,000	EUR	837,295	(a)
Seat Pagine Gialle SpA, Senior Secured Bonds	10.500%	1/31/17	581,000	EUR	460,928	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	3,480,000		3,532,200	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	140,000	EUR	178,435	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,000,000	EUR	2,724,654	(a)
Total Media					21,525,233
Multiline Retail — 0.5%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	200,000		199,250
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	640,000		617,600	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,100,000		1,089,000
Total Multiline Retail					1,905,850
Specialty Retail — 1.2%
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,950,000	EUR	2,371,229	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,940,000		1,789,650
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	940,000		1,001,100	(a)
Total Specialty Retail					5,161,979
Textiles, Apparel & Luxury Goods — 0.6%
Boardriders SA, Senior Notes	8.875%	12/15/17	1,500,000	EUR	2,058,121	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	550,000		589,875	(a)
Total Textiles, Apparel & Luxury Goods					2,647,996
TOTAL CONSUMER DISCRETIONARY					85,021,528
CONSUMER STAPLES — 2.8%
Food & Staples Retailing — 0.4%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,570,000		1,685,788	(a)
Food Products — 1.7%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,000,000	GBP	1,786,398	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	700,000	EUR	979,803	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	530,000	EUR	741,850	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	530,000		567,100	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,600,000		3,159,000	(a)
Total Food Products					7,234,151
Household Products — 0.2%
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	320,000		332,800	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Household Products — continued
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	520,000	$546,000	(a)
Total Household Products				878,800
Personal Products — 0.0%
Prestige Brands Inc., Senior Notes	8.125%	2/1/20	170,000	191,675
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,925,000	2,004,406
TOTAL CONSUMER STAPLES				11,994,820
ENERGY — 7.5%
Energy Equipment & Services — 1.3%
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	1,000,000	1,022,500	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	730,000	773,800	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	2,040,000	2,177,700	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,060,000	1,118,300	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	590,000	650,475
Total Energy Equipment & Services				5,742,775
Oil, Gas & Consumable Fuels — 6.2%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,540,000	1,563,100
Arch Coal Inc., Senior Notes	9.875%	6/15/19	570,000	577,125	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	420,000	438,900	(a)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,270,000	1,314,450
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	910,000	985,075
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	270,000	292,275
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	570,000	621,300	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	620,000	632,400
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	890,000	950,075
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,860,000	1,906,500	(a)
EP Energy LLC/EP Energy Finance Inc., Senior Notes	9.375%	5/1/20	100,000	111,250
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,290,000	1,373,850	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	720,000	747,000	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	450,000	473,062	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,130,000	1,237,350
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	700,000	721,000	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,040,000	785,200
Offshore Group Investment Ltd., Senior Secured Notes	7.500%	11/1/19	450,000	454,500	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	420,000	165,900	(e)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,630,000	1,078,300	(e)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	960,000	980,400	(a)
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	130,000	141,375
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	200,000	207,000
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,100,000	1,097,250
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,380,000	2,528,750	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	1,240,000	1,295,800
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	750,000	757,500	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	460,000	460,000	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	830,000	834,150
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,980,000	1,624,100	(a)
Total Oil, Gas & Consumable Fuels				26,354,937
TOTAL ENERGY				32,097,712

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
FINANCIALS — 6.7%
Commercial Banks — 2.6%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,550,000		$2,087,625	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	570,000		580,560
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,490,000		1,484,042	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	7,000,000		6,055,000	(f)(g)
Santander Issuances SAU, Notes	5.911%	6/20/16	900,000		924,638	(a)
Total Commercial Banks					11,131,865
Diversified Financial Services — 3.9%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	2,340,000		2,603,250
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	3,770,000		3,807,700
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,000,000		1,050,358
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,900,000		2,182,625
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000		3,663,130
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,360,000		1,416,100	(a)
TransUnion Holding Co. Inc., Senior Notes	8.125%	6/15/18	400,000		406,000	(a)(b)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,100,000		1,166,000
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		535,000	(a)(f)
Total Diversified Financial Services					16,830,163
Insurance — 0.2%
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	720,000		802,800	(a)
TOTAL FINANCIALS					28,764,828
HEALTH CARE — 4.9%
Health Care Equipment & Supplies — 0.8%
Hologic Inc., Senior Notes	6.250%	8/1/20	550,000		587,125	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	1,400,000	EUR	1,870,842	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	680,000	EUR	908,695	(a)
Total Health Care Equipment & Supplies					3,366,662
Health Care Providers & Services — 3.2%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	730,000		879,650
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	780,000		916,500
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,890,000		2,067,187
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,724,000		3,630,900
Crown Newco 3 PLC, Senior Notes	8.875%	2/15/19	225,000	GBP	371,298	(a)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	1,125,000	GBP	1,856,492	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	650,000		654,875	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	780,000		830,700
INC Research LLC, Senior Notes	11.500%	7/15/19	420,000		426,300	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	1,330,000	EUR	1,768,652	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	320,000		318,400	(a)
Vanguard Health Systems Inc., Senior Notes	0.000%	2/1/16	36,000		25,920
Total Health Care Providers & Services					13,746,874
Pharmaceuticals — 0.9%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,530,000	EUR	2,228,624	(a)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	800,000		852,000	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	440,000		469,700	(a)
Total Pharmaceuticals					3,550,324
TOTAL HEALTH CARE					20,663,860

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
INDUSTRIALS — 16.4%
Aerospace & Defense — 1.8%
Ducommun Inc., Senior Notes	9.750%	7/15/18	800,000		$854,000
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,150,000		2,354,250
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,200,000		4,557,000	(a)
Total Aerospace & Defense					7,765,250
Airlines — 2.0%
Continental Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	2,330,000		2,446,500
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	4,275,000		4,413,937	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,456,731		1,593,227
Total Airlines					8,453,664
Building Products — 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	1,040,000		1,029,600	(a)(d)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	1,190,000		1,359,575	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	617,000	EUR	858,611	(a)
Total Building Products					3,247,786
Commercial Services & Supplies — 2.3%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,500,000		1,147,500	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	4,000,000		3,980,000
JM Huber Corp., Senior Notes	9.875%	11/1/19	680,000		761,600	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,130,000		2,193,900
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,300,000		1,371,500	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	320,000		337,600	(a)
Total Commercial Services & Supplies					9,792,100
Construction & Engineering — 1.2%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	5,000,000		4,475,000	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	810,000		801,030	(c)(d)
Total Construction & Engineering					5,276,030
Electrical Equipment — 1.4%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	1,040,000		1,029,600	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	820,000		826,150	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	4,250,000		4,366,875	(a)
Total Electrical Equipment					6,222,625
Machinery — 1.9%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,890,000		2,022,300	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,000,000		1,082,500	(a)
Heidelberger Druckmaschinen AG, Senior Notes	9.250%	4/15/18	1,500,000	EUR	1,560,661	(a)
Heidelberger Druckmaschinen AG, Senior Notes	9.250%	4/15/18	600,000	EUR	624,264	(a)
Mirror PIK SA, Senior Notes	9.000%	11/1/16	1,930,000		1,958,950	(a)(b)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	710,000		763,250	(a)
Total Machinery					8,011,925
Marine — 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,241,311		1,247,517
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	802,000		793,980

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Marine — continued
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,480,000		$2,343,600
Total Marine					4,385,097
Road & Rail — 1.6%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,357,721		2,351,827	(b)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	2,026,000		2,162,755	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,130,000		2,311,050
Total Road & Rail					6,825,632
Trading Companies & Distributors — 0.8%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,110,000		1,176,600	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	2,096,000		2,329,180	(a)
Total Trading Companies & Distributors					3,505,780
Transportation — 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	150,000		118,500	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,600,000	EUR	1,633,492	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,420,000		1,405,800	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,410,000		2,494,350	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	170,000		175,950	(a)
Total Transportation					5,828,092
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	630,000		670,950	(a)
TOTAL INDUSTRIALS					69,984,931
INFORMATION TECHNOLOGY — 2.7%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	910,000		946,400	(a)
Electronic Equipment, Instruments & Components — 0.9%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,000,000		3,487,500	(a)
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	350,000	EUR	483,642	(a)
Total Electronic Equipment, Instruments & Components					3,971,142
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	790,000		867,025
IT Services — 1.2%
First Data Corp., Senior Notes	10.550%	9/24/15	3,324,847		3,432,905
First Data Corp., Senior Notes	11.250%	3/31/16	550,000		545,875
First Data Corp., Senior Notes	12.625%	1/15/21	1,150,000		1,216,125
Total IT Services					5,194,905
Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	270,000		227,475	(a)
Software — 0.1%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	460,000		439,300	(a)
TOTAL INFORMATION TECHNOLOGY					11,646,247
MATERIALS — 10.6%
Chemicals — 2.0%
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	1,800,000	EUR	2,279,540	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,300,000	EUR	1,616,747	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	519,700	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Chemicals — continued
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	$407,333	(a)
Orion Engineered Carbons Bondco GmbH, Senior Secured Bonds	10.000%	6/15/18	1,305,000	EUR	1,849,968	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,600,000	EUR	2,091,286	(a)
Total Chemicals					8,764,574
Containers & Packaging — 3.6%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	2,500,000	EUR	3,487,102	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	8.000%	12/15/16	430,000	EUR	564,829	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	9.500%	6/15/17	1,900,000	EUR	2,520,468	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	4,500,000		4,668,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	1,860,000		1,901,850
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,000,000		2,070,000	(a)
Total Containers & Packaging					15,212,999
Metals & Mining — 3.7%
ArcelorMittal, Senior Notes	5.000%	2/25/17	740,000		745,598
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,130,000		1,129,802
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	1,560,000		1,599,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	660,000		668,250	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,340,000		1,376,850	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,560,000		1,532,700	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,100,000		1,953,000	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	620,000		523,900	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,170,000		1,058,850	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	140,000		157,500
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	910,000		955,500	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	420,000		400,575	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	540,000		567,000	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	780,000		713,700	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,380,000		1,248,900
Thompson Creek Metals Co. Inc., Senoir Secured Notes	9.750%	12/1/17	1,100,000		1,149,500
Total Metals & Mining					15,780,625
Paper & Forest Products — 1.3%
Ainsworth Lumber Co. Ltd., Senior Secured Notes	7.500%	12/15/17	330,000		341,138	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,100,000		3,317,000
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,868,000		1,204,860	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	2,280,000		741,000
Total Paper & Forest Products					5,603,998
TOTAL MATERIALS					45,362,196
TELECOMMUNICATION SERVICES — 8.4%
Diversified Telecommunication Services — 4.8%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	5,000,000		5,450,000	(a)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	3,000,000		3,191,250
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	920,000		1,003,950
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,630,000		1,693,162	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	1,600,000	EUR	2,393,222	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services — continued
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	440,000	EUR	$658,136	(a)
Wind Acquisition Finance SA, Senior Secured Notes	11.750%	7/15/17	1,000,000	EUR	1,339,567	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	5,073,769		5,035,716	(a)(b)
Total Diversified Telecommunication Services					20,765,003
Wireless Telecommunication Services — 3.6%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	760,000	EUR	995,832	(a)
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,370,000		1,453,912
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,150,000	GBP	1,906,960	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	150,000	GBP	248,734	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	5,210,000		5,392,350
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,120,000		2,528,100
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	2,220,000		2,741,700	(a)
Total Wireless Telecommunication Services					15,267,588
TOTAL TELECOMMUNICATION SERVICES					36,032,591
UTILITIES — 5.8%
Electric Utilities — 2.0%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	774,789		910,377
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	3,350,000		3,584,500
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,026,812		965,203	(h)
Northeast Generation Co., Senior Secured Notes	8.812%	10/15/26	2,589,844		3,008,270
Total Electric Utilities					8,468,350
Independent Power Producers & Energy Traders — 3.8%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	960,000		1,012,800
Dynegy Inc., Bonds	7.670%	11/8/16	1,180,000		53,100	(c)(e)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	4,860,000		4,969,350	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	780,000		803,400	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	480,000		537,600
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,380,000		1,414,500	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,635,000		2,753,575	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,840,000		3,010,400
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,461,442		1,622,200
Total Independent Power Producers & Energy Traders					16,176,925
TOTAL UTILITIES					24,645,275
TOTAL CORPORATE BONDS & NOTES (Cost — $361,350,388)					366,213,988
COLLATERALIZED SENIOR LOANS — 1.9%
CONSUMER DISCRETIONARY — 0.8%
Hotels, Restaurants & Leisure — 0.8%
Equinox Fitness Clubs, 2nd Lien Term Loan	—	5/16/20	1,050,000		1,052,625	(i)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,150,000		2,133,875	(j)
TOTAL CONSUMER DISCRETIONARY					3,186,500
CONSUMER STAPLES — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., 2nd Lien Term Loan	9.500%	10/10/17	450,000		460,407	(j)
ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	800,000		788,071	(j)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
INDUSTRIALS — 0.4%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	1,740,000	$1,761,750	(j)
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.2%
CompuCom Systems Inc., 2nd Lien Term Loan	10.250%	10/2/19	1,000,000	990,000	(j)
MATERIALS — 0.2%
Chemicals — 0.2%
Kronos Inc., 2nd Lien New Term Loan	9.750%	4/24/20	800,000	802,000	(j)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $7,783,610)				7,988,728
CONVERTIBLE BONDS & NOTES — 0.8%
MATERIALS — 0.8%
Chemicals — 0.8%
Hercules Inc. (Cost - $3,444,736)	6.500%	6/30/29	4,000,000	3,305,000
SOVEREIGN BONDS — 2.6%
Venezuela — 2.6%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,970,000	5,656,575	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	5,820,000	5,499,900
TOTAL SOVEREIGN BONDS (Cost — $9,163,454)				11,156,475

			SHARES
COMMON STOCKS — 2.1%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			68,957	137,914	*(c)(d)
FINANCIALS — 1.8%
Real Estate Management & Development — 1.8%
Realogy Holdings Corp.			219,513	7,702,470	(c)(d)
INDUSTRIALS — 0.2%
Marine — 0.2%
Horizon Lines Inc., Class A Shares			633,775	855,596	*
UTILITIES — 0.1%
Independent Power Producers & Energy Traders — 0.1%
Dynegy Inc.			20,234	374,329	*
TOTAL COMMON STOCKS (Cost — $9,002,737)				9,070,309
CONVERTIBLE PREFERRED STOCKS — 1.5%
FINANCIALS — 1.5%
Diversified Financial Services — 1.5%
Citigroup Inc. (Cost - $7,184,331)	7.500%		64,700	6,492,645
PREFERRED STOCKS — 2.1%
FINANCIALS — 2.0%
Capital Markets — 0.1%
Goldman Sachs Group Inc.	5.950%		19,889	492,054
Consumer Finance — 1.9%
GMAC Capital Trust I	8.125%		319,200	8,315,160	(f)
TOTAL FINANCIALS				8,807,214

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE		SHARES	VALUE
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		3,773	$390,505	(a)(c)(f)
TOTAL PREFERRED STOCKS (Cost — $8,643,392)				9,197,719

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.1%
Jack Cooper Holdings Corp.		12/15/17	1,686	182,088	*
Jack Cooper Holdings Corp.		5/6/18	846	91,368	*
TOTAL WARRANTS (Cost — $46,253)				273,456
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $406,618,901)				413,698,320

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreements — 1.2%
Goldman Sachs & Co. repurchase agreement dated 11/30/12; Proceeds at maturity - $5,200,095; (Fully collateralized by U.S. government agency obligations, 0.730% due 7/3/15; Market value -$5,306,531) (Cost - $5,200,000)	0.220%	12/3/12	5,200,000	5,200,000
TOTAL INVESTMENTS — 98.0% (Cost — $411,818,901#)				418,898,320
Other Assets in Excess of Liabilities — 2.0%				8,458,106
TOTAL NET ASSETS — 100.0%				$427,356,426

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Illiquid security.
(e)	The coupon payment on these securities is currently in default as of November 30, 2012.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Subsequent to November 30, 2012, the issuer filed for bankruptcy.
(i)	All or a portion of this loan is unfunded as of November 30, 2012. The interest rate for fully unfunded term loans is to be determined.
(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	EUR	- Euro
	GBP	- British Pound

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010  and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. The Fund intends to terminate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information

Notes to schedule of investments (unaudited) (continued)

generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1–quoted prices in active markets for identical investments

•                  Level 2–other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3–significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$364,437,544	$1,776,444	$366,213,988
Collateralized senior loans	—	7,988,728	—	7,988,728
Convertible bonds & notes	—	3,305,000	—	3,305,000
Sovereign bonds	—	11,156,475	—	11,156,475
Common stocks:
Consumer Discretionary	—	—	137,914	137,914
Financials	—	—	7,702,470	7,702,470
Other common stocks	$1,229,925	—	—	1,229,925
Convertible preferred stocks	6,492,645	—	—	6,492,645
Preferred stocks:
Financials	8,807,214	—	—	8,807,214
Industrials	—	390,505	—	390,505
Warrants	—	273,456	—	273,456
Total long-term investments	$16,529,784	$387,551,708	$9,616,828	$413,698,320
Short-term investments†	—	5,200,000	—	5,200,000
Total investments	$16,529,784	$392,751,708	$9,616,828	$418,898,320

Notes to schedule of investments (unaudited) (continued)

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$832,381	—	$832,381
Credit default swaps on credit indices - buy protection‡	—	345,879	—	345,879
Total	—	$1,178,260	—	$1,178,260

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		COMMON STOCKS
	CORPORATE
	BONDS &	CONSUMER
INVESTMENTS IN SECURITIES	NOTES	DISCRETIONARY	FINANCIALS	TOTAL
Balance as of August 31, 2012	$863,735	$137,914	—	$1,001,649
Accrued premiums/discounts	4,225	—	—	4,225
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	37,678	—	$1,775,619	1,813,297
Purchases	817,706	—	5,926,851	6,744,557
Sales	—	—	—	—
Transfers into Level 3(2)	53,100	—	—	53,100
Transfers out of Level 3	—	—	—	—
Balance as of November 30, 2012	$1,776,444	$137,914	$7,702,470	$9,616,828
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2012(1)	$37,678	—	1,775,619	$1,813,297

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 11/30/12 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Weighted Average	Impact to Valuation from an Increase in Input*
Equity Securities	$7,702	Market approach	Liquidity discount	7%	Decrease

* This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding input.  A decrease to the unobservable input would have the opposite effect.  Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral

Notes to schedule of investments (unaudited) (continued)

securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended November 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may

Notes to schedule of investments (unaudited) (continued)

use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan.

Notes to schedule of investments (unaudited) (continued)

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At November 30, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of November 30, 2012, the Fund held forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $1,178,260. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of November 30, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $300,000 which could be used to reduce the required payment.

(m) Security transactions.  Security transactions are accounted for on a trade date basis.

Notes to schedule of investments (unaudited) (continued)

2.  Investments

At November 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$25,417,966
Gross unrealized depreciation	(18,338,547)
Net unrealized appreciation	$7,079,419

At November 30, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Sell:
British Pound	Citibank, N.A.	389,056	$623,209	2/15/13	$(2,928)
British Pound	Credit Suisse	3,549,820	5,686,279	2/15/13	(17,909)
British Pound	UBS AG	1,383,773	2,216,597	2/15/13	(1,840)
Euro	Citibank, N.A.	6,876,466	8,949,832	2/15/13	(183,988)
Euro	Credit Suisse	10,023,025	13,045,129	2/15/13	(261,562)
Euro	JPMorgan Chase & Co.	8,074,709	10,509,364	2/15/13	(123,689)
Euro	UBS AG	14,874,636	19,359,579	2/15/13	(240,465)
Net unrealized loss on open forward foreign currency contracts					$(832,381)

At November 30, 2012, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION

Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	$8,019,000	6/20/17	5.000% quarterly	$(96,608)	$97,721	$(194,329)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	20,691,000	6/20/17	5.000% quarterly	(249,271)	94,848	(344,119)
Total	$28,710,000			$(345,879)	$192,569	$(538,448)

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

† Percentage shown is an annual percentage rate.

During the period ended November 30, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of August 31, 2012	$49,401,000	$259,241
Options written	—	—
Options closed	—	—
Options exercised	(28,710,000)	(168,201)
Options expired	(20,691,000)	(91,040)
Written options, outstanding as of November 30, 2012	—	—

Notes to schedule of investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at November 30, 2012.

	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Depreciation	Swap Contracts, at value	Total
Foreign Exchange Risk	$(832,381)	—	$(832,381)
Credit Risk	—	$(345,879)	(345,879)
Total	$(832,381)	$(345,879)	$(1,178,260)

During the period ended November 30, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$67,519
Written options†	155,462
Forward foreign currency contracts (to buy)†	4,402,295
Forward foreign currency contracts (to sell)	63,934,615

Average notional balance
Credit default swap contracts (to buy protection)	$16,359,750

†At November 30, 2012, there were no open positions held in this derivative.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  January 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  January 25, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:  January 25, 2013